UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 16, 2006
LIBERTY GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
12300 Liberty Boulevard, Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (303) 220-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 16, 2006, Liberty Global, Inc. issued a press release announcing that its Board of Directors has authorized a tender offer to purchase for cash up to 10,000,000 shares of its Series A common stock at a price per share of $25.00 and up to 10,288,066 shares of its Series C common stock at a price per share of $24.30. The tender offer is expected to commence on or about May 18, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and its contents are incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2006

LIBERTY GLOBAL, INC.
By:	/s/ Elizabeth M. Markowski
	Name:	Elizabeth M. Markowski
	Title:	Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit
Number	Description
99.1	Press Release